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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 30, 1998
                           --------------------------
                                 Date of Report
                        (Date of earliest event reported)



                             PCA INTERNATIONAL, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


              North Carolina           0-8550            56-0888429
          -------------------------------------------------------------
      (State or Other Jurisdiction   (Commission       (I.R.S. Employer
      of Incorporation)              File Number)      Identification No.)


                           815 Matthews-Mint Hill Road
                         Matthews, North Carolina 28105
         ---------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 847-8011
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                      ------------------------------------
                         (Former Name or Former Address,
                          if Changed since Last Report)



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Item 5.  Other Events.


         As previously reported, on April 20, 1998, the Registrant signed a merger agreement (the "Merger Agreement") with Jupiter Acquisition Corp. ("Mergerco"), whereby Mergerco, a wholly-owned subsidiary of Jupiter Partners II, L.P. ("Jupiter"), would be merged with and into the Registrant (the "Merger"). In connection with the Merger, Jupiter is seeking to arrange financing to be used to pay the consideration due pursuant to the Merger Agreement, which financing will be the obligation of the Registrant upon consummation of the Merger.

         Jupiter, together with members of senior management of the Registrant, has prepared disclosure materials (the "Disclosure Materials") in connection with the Merger, excerpts of which are filed herewith as Exhibit 99.1. The Board of Directors of the Registrant, on behalf of the Registrant, has not reviewed the Disclosure Materials and disclaims any responsibility therefor.

         The Registrant hereby incorporates by reference portions of the Disclosure Materials attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

         99.1     Selected portions of the Disclosure Materials

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PCA INTERNATIONAL, INC.


                                      By: /s/ John Grosso
                                          -----------------------
                                           John Grosso
                                           President


Dated:  July 30, 1998







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                                  EXHIBIT INDEX


Exhibit
-----------

     99.1  Selected portions of the Disclosure Materials